Debt - Interest Expense, Net (Detail) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Interest expense
Current	$ 127	$ 80
Long-term	182	162
Interest expense	309	242
Interest income	(98)	(86)
Interest expense, net	$ 211	$ 156